SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC  20549
                   ----------------------------------

                                FORM 8-K



                             CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES AND EXCHANGE ACT OF 1934



                Date of report:    April 8, 1996
                                  ----------------
               (Date of earliest event reported):   March 29, 1996
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                      THE SEIBELS BRUCE GROUP, INC.
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          Exact Name of Registrant as Specified in its Charter)



      South Carolina                 0-8804                 57-0672136
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  (State or Other Jurisdiction      (Commission           (IRS Employer
  of Incorporation)                  File Number)        Identification No.)




  1501 Lady Street (P.O. Box 1), Columbia, South Carolina     29201(2)
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 (Address of Principle Executive Offices)                     (Zip Code)


 Registrant's telephone number, including area code     (803)748-2000
                                                     -------------------




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       Former Name or Former Address, if Changed Since Last Report



Item 5.    Other Events

Ernst N. Csiszar, President and Chief Executive Officer of The Seibels Bruce Group, Inc. (NASDAQ: SBIG), announced the closing of an investment of $3,270,000 by a group headed by Pepsico of Florence, South Carolina. The investment is in the form of authorized but unissued stock. The investment group was also granted options expiring at the end of the year 2000 to purchase an additional 1.635 million shares priced at the higher of $2.50 per share or book value at the date of exercise.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.                                      Description

     20 News Release -- The Seibels Bruce Group, Inc. announces the closing of an investment of $3,270,000 by a group headed by Pepsico of Florence, South Carolina.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         THE SEIBELS BRUCE GROUP, INC.

                         /s/   Priscilla C. Brooks
                         -----------------------------
                               Priscilla C. Brooks
                        Vice President and Corporate Secretary





                                                             EXHIBIT 20



NEWS RELEASE................... MARCH 29, 1996................ COLUMBIA, SOUTH
CAROLINA


Ernst N. Csiszar, President and Chief Executive Officer of The Seibels Bruce Group, Inc. (NASDAQ: SBIG), announced today the closing of an investment of $3,270,000 by a group headed by Pepsico of Florence, South Carolina.

The investment is in the form of authorized, but unissued stock. The issuance of these shares virtually exhausts the amount of existing stock available for sale. The investment group was also granted options expiring at the end of the year 2000 to purchase an additional 1.635 million shares priced at the higher of $2.50 per share or book value at the date of exercise.

As previously announced, the shareholders will be asked during the second quarter to approve a $6,250,000 investment by a group headed by Charles Powers, and an increase from 25 million to 50 million in the authorized number of shares. In addition, shareholders will be requested to approve at the special shareholders' meeting, stock option plans previously approved by the Board for Employees, Agents, and Non employee Directors.

Csiszar stated, "We are pleased to have the new investors. Their investment is significant, but not so large that it required regulatory approval, and bears no restrictions as to use of funds. We anticipate that the funds will allow us to repay the only existing debt of the Company, and become debt free by May 1."


Contact Person:
Ernst N. Csiszar
(803)748-2000